EXHIBIT 99.1

Summit Materials Announces Stockholder Approval of Quikrete Transaction

Company Release - 02/05/2025

DENVER, Feb. 5, 2025 /PRNewswire/ -- Summit Materials, Inc. (NYSE: SUM) ("Summit," "Summit Materials" or the "Company"), a leading producer of aggregates and cement, today announced that the Company has obtained all requisite stockholder approvals in connection with the proposed acquisition by Quikrete Holdings, Inc. ("Quikrete"). Summit will disclose the final, certified voting results on a Form 8-K with the U.S. Securities and Exchange Commission ("SEC").

As previously announced, the proposed transaction is expected to close within the first quarter of 2025, subject to the satisfaction of remaining customary closing conditions. Upon completion of the transaction, Summit will become a privately held subsidiary of Quikrete and its common stock will no longer be traded on the NYSE.

Advisors

Morgan Stanley & Co. LLC and Evercore are acting as financial advisors to Summit, and Davis Polk & Wardwell LLP is acting as legal advisor. Wells Fargo is acting as exclusive financial advisor to Quikrete, and Troutman Pepper Locke LLP and Covington & Burling LLP are acting as legal counsel. Wells Fargo has provided a debt financing commitment for the Merger.

About Summit Materials, Inc.

Summit Materials is a market-leading producer of aggregates and cement with vertically integrated operations that supply ready-mix concrete and asphalt in select markets. Summit is a geographically diverse, materials-led business of scale that offers customers in the United States and British Columbia, Canada high quality products and services for the public infrastructure, residential and non-residential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue high-return growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

About Quikrete Holdings, Inc.

Quikrete Holdings, Inc. (Quikrete) is a privately owned family business founded in 1940. It is a leading building materials company based in Atlanta, Georgia. From the original yellow bag of premixed concrete, today Quikrete's portfolio of brands includes Quikrete, Spec Mix, Rinker Materials, U.S. Pipe, Contech Engineered Solutions, Keystone Hardscapes, Pavestone, Custom Building Products, QPR, and other leading brands. The products produced by the collection of brands include packaged cementitious products, pavers, retaining wall systems, masonry units, tile grouts and thin sets, concrete pipe, box culverts, corrugated metal pipe, ductile iron pipe, engineered storm water systems, structural precast, and steel pedestrian and vehicular bridges. The company services the US and Canadian commercial construction, residential, and infrastructure markets. This broad array of products and expertise allows Quikrete to provide nearly every product required for most any type of construction project.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the Merger, including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled "Risk Factors" in any of our subsequently filed SEC filings; and the following:  (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company's common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management's attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this communication. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this communication. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Contacts:

Andy Larkin

VP, Investor Relations

Summit Materials, Inc.

andy.larkin@summit-materials.com

720-618-6013

Jim Barron/Benjamin Spicehandler/Danielle Berg

FGS Global

Summit@fgsglobal.com

Patrick Lenow

Vice President, Marketing & Communications

Quikrete Holdings, Inc.

404-634-9100

Patrick.Lenow@quikrete.com

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SOURCE Summit Materials, Inc.

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